UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2019 (January 31, 2019)

SIRIUS XM HOLDINGS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34295	38-3916511
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1290 Avenue of the Americas, 11th Fl., New York, NY	10104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 584-5100

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On January 31, 2019, we announced that our subsidiary, Sirius XM Radio Inc. (“Sirius Radio”), has amended its previously announced consent solicitation with respect to Pandora Media, Inc.’s (“Pandora”) 1.75% Convertible Senior Notes due 2023 (the “2023 Notes Consent Solicitation”) to (i) further extend the expiration time from 5:00 p.m., New York City time, on January 30, 2019 to 5:00 p.m., New York City time, on January 31, 2019 and (ii) add a proposed amendment to the indenture governing the 2023 Notes that would, subject to the circumstances described in the Supplement, dated January 31, 2019 (the “Supplement”), to the Consent Solicitation Statement, dated January 18, 2019 (the “Statement”), provide holders of the 2023 Notes with a right to require Pandora to repurchase such holder’s 2023 Notes at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to, but excluding, the applicable repurchase date. The 2023 Notes Consent Solicitation is being made in accordance with the terms and subject to the conditions stated in the Statement (as previously amended, including by the Supplement) and related consent form, all of which remain unchanged except as set forth herein and in our previous extensions of the 2023 Notes Consent Solicitation announced on January 28, 2019 and January 30, 2019, respectively. We believe we have reached an agreement in principle with certain holders of 2023 Notes representing at least a majority of the outstanding principal amount of the 2023 Notes to receive their consents in support of the proposed amendments. There can be no assurance, however, that we will receive consents from any such holders.

This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell the 2023 Notes and is not a solicitation of consents to the proposed amendments set forth in the Statement as supplemented by the Supplement. The Consent Solicitation is being made solely on the terms and subject to the conditions set forth in the Statement as supplemented by the Supplement and the related consent form, and the information in this Current Report on Form 8-K is qualified by reference to such documents.

A copy of the press release announcing the extension of the expiration time of the 2023 Notes Consent Solicitation and the amendments thereto is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated January 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRIUS XM HOLDINGS INC.

By:	/s/ Patrick L. Donnelly
Patrick L. Donnelly Executive Vice President, General Counsel and Secretary

Dated: January 31, 2019